SEI DAILY INCOME TRUST
MAY 31, 1996
--------------------------------------------------------------------------------

GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated May 31, 1996, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Daily Income Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution and/or shareholder servicing expenses. This Prospectus offers Class C shares of the Government Portfolio, (the "Portfolio").

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS C
--------------------------------------------------------------------------------

                                                                                                           GOVERNMENT
                                                                                                            PORTFOLIO
                                                                                                           -----------
Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                                   .16%
12b-1 Fees                                                                                                        none
Total Other Expenses                                                                                              .54%
  Shareholder Servicing Fees                                                                               .25%
----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVER) (2)                                                                   .70%
----------------------------------------------------------------------------------------------------------------------

(1) FOR THE GOVERNMENT PORTFOLIO, THE MANAGER HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS FEE, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THIS VOLUNTARY WAIVER. THE MANAGER RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVER, MANAGEMENT/ADVISORY FEES WOULD BE .30% FOR THE GOVERNMENT PORTFOLIO. MANAGEMENT/ADVISORY FEES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.

(2) ABSENT THE FEE WAIVER, TOTAL OPERATING EXPENSES FOR THE CLASS C SHARES OF THE PORTFOLIO WOULD BE .84%.

EXAMPLE                                                                  CLASS C
--------------------------------------------------------------------------------

                                                                                     1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                  -----------  -----------  -----------  -----------
An investor would pay the following expenses on a $1,000 investment assuming (1)
 a 5% annual return and (2) redemption at the end of each time period:
  Government Portfolio                                                             $       7    $      22    $      39    $      87
------------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS C SHARES OF THE PORTFOLIOS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. THE PORTFOLIO ALSO OFFERS CLASS A SHARES, CLASS B SHARES AND CLASS G SHARES, WHICH CLASSES ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS A, CLASS B AND CLASS G SHARES EACH HAVE DIFFERENT DISTRIBUTION AND/OR SHAREHOLDER SERVICING COSTS. ADDITIONAL INFORMATION MAY BE FOUND UNDER THE "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following financial highlights for a share outstanding throughout each period have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon, dated March 14, 1996, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended January 31, 1996, and notes thereto, which are included in the Trust's Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1996 Annual Report to shareholders, which is available upon request and without charge by calling 1-800-342-5734.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                    NET ASSET                NET REALIZED AND   DISTRIBUTIONS
                      VALUE        NET       UNREALIZED GAINS    FROM NET    DISTRIBUTIONS   NET ASSET               NET ASSETS
                    BEGINNING   INVESTMENT     (LOSSES) ON      INVESTMENT   FROM REALIZED   VALUE END    TOTAL        END OF
                    OF PERIOD     INCOME        SECURITIES        INCOME     CAPITAL GAINS   OF PERIOD    RETURN    PERIOD (000)
--------------------------------------------------------------------------------------------------------------------------------
------------------
GOVERNMENT
PORTFOLIO
------------------
CLASS C
  1996                 1.00        0.05               --           (0.05)           --          1.00        5.39         542,936
  1995(1)              1.00        0.03               --           (0.03)           --          1.00        3.41+        310,835

FOR A SHARE OUTSTA
                                                            RATIO OF
                                                              NET
                                  RATIO OF     RATIO OF    INVESTMENT
                                    NET        EXPENSES    INCOME TO
                     RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE
                     EXPENSES    INCOME TO    NET ASSETS   NET ASSETS
                    TO AVERAGE    AVERAGE     (EXCLUDING   (EXCLUDING
                    NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)
------------------
------------------
GOVERNMENT
PORTFOLIO
------------------
CLASS C
  1996                 0.70         5.23         0.84         5.09
  1995(1)              0.70         4.32         0.89         4.13

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) GOVERNMENT CLASS C SHARES WERE OFFERED BEGINNING APRIL 7, 1994. ALL RATIOS EXCEPT TOTAL RETURN FOR THE PERIOD INDICATED HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________

SEI DAILY INCOME TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers shares of the Trust's Government Portfolio (the "Portfolio"). The Portfolio has separate classes of shares which provide for variations in distribution, shareholder servicing and transfer agency costs, voting rights and dividends. The Portfolio offers Class A, Class B and Class G shares. Additional information pertaining to the Trust may be obtained by writing SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT OBJECTIVE
AND POLICIES
         _______________________________________________________________________

GOVERNMENT PORTFOLIO
                     The Government Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Portfolio invests exclusively in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and (iii) repurchase agreements involving such obligations.

                           There can be no assurance that the Portfolio will
                     achieve its investment objective.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________

                     In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, under Rule 2a-7, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Purchases by the Portfolio of unrated securities and securities rated by only one NRSRO must be ratified by the Trust's Board of Trustees.

                           Securities rated in the highest rating category by at
                     least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Non-first tier securities rated in the second highest rating category by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. The Portfolio may invest, in the aggregate, no more than 5% of its assets in second tier securities, and an investment in any one second tier security is limited to the greater of 1% of the Portfolio's total assets or $1 million. A taxable money market fund may also hold more than 5% of its total assets in the first tier securities of a single issuer for three business days.

                           Although the Portfolio is governed by Rule 2a-7, its
                     investment policies are, in certain respects, more restrictive than those imposed by that Rule.

                           The Portfolio may invest up to 10% of its net assets
                     in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid. In addition, the Portfolio may invest in U.S. Treasury STRIPS (as defined in the "Description of Permitted Investments and Risk Factors").

                           The Portfolio may purchase securities on a
                     when-issued basis.

                           For a description of the permitted investments and
                     the above ratings see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Portfolio. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will achieve its investment objective, or that the Portfolio will be able to maintain a net asset value of $1.00 per share on a continuing basis.

                           Fundamental policies cannot be changed with respect
                     to the Trust or the Portfolio without the consent of the holders of a majority of the Trust or the Portfolio's outstanding shares.

                     THE PORTFOLIO MAY NOT:

                     1. Purchase securities of any issuer (except securities
                       issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

                     2. Purchase any securities which would cause more than 25%
                       of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                     The foregoing percentage limitations (except the limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management (the "Manager" or the "Transfer Agent"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), and the Trust are parties to a management agreement (the "Management Agreement"). Under the terms of the Management Agreement, the Manager is responsible for
                     (i) providing the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and (ii) acting as transfer agent, dividend disbursing agent, and shareholder servicing agent.

                           For these services, the Manager is entitled to a fee,
                     which is calculated daily and paid monthly, at an annual rate of the Portfolio's average daily net assets as follows: Government Portfolio--.24%. The Manager has contractually agreed to waive up to all of its fee and, if necessary, pay other operating expenses in order to limit the total operating expenses to not more than .75% of the Class C shares of the Government Portfolio on an annualized basis. The Manager has voluntarily agreed to waive up to all of its fee in order to limit total operating expenses to not more than .70% of the daily net assets of Class C shares of the Government Portfolio on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate these voluntary waivers at any time. For the fiscal year ended January 31, 1996, Government Portfolio paid management fees, after waivers, of .12% of its average daily net assets.
THE ADVISER
         _______________________________________________________________________

                     Wellington Management Company, LLP (the "Adviser" or "WMC") serves as the investment adviser for the Portfolio under an advisory agreement with the Trust. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Under the advisory agreement, the Adviser invests the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                           The Adviser's predecessor organizations have provided
                     investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. As of March 31, 1996, the Adviser had discretionary management authority with respect to approximately $114.1 billion of assets, including the assets of the Trust and SEI Liquid

                     Asset Trust, each an open-end management investment company administered by the Manager. The principal address of the Adviser is 75 State Street, Boston, Massachusetts 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert
                     W. Doran, Duncan M. McFarland and John R. Ryan.

                           The Adviser is entitled to a fee, which is calculated
                     daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Portfolios of the Trust up to $500 million and .02% of such combined average daily net assets in excess of $500 million. Such fees are allocated daily among the Portfolios on the basis of their relative net assets. For the fiscal year ended January 31, 1996, the Government Portfolio paid the Adviser advisory fees, after fee waivers, of .01% of its relative net assets.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

                           The Portfolio has adopted plans under which firms,
                     including the Distributor, that provide shareholder and administrative services may receive compensation therefor. The Class A, B and C plans differ in a number of ways, including the amounts that may be paid. Under each plan, the Distributor may provide those services itself or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements the Distributor may retain as a profit any difference between the fee it receives and the amount it pays such third party. In addition, the Portfolios may enter into such arrangements directly.

                           Under the Class C shareholder service plan, the
                     Portfolio will pay shareholder service fees at an annual rate of up to .25% of its average daily net assets in return for the Distributor's (or its agent's) efforts in maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided or investments; and assisting clients in changing dividend options, account designations and addresses. In addition, the Class C shares may pay administrative services fees at specified percentages of the average daily net assets of the shares of the Class (up to .25%). Administrative services include providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers. Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

                           The Distributor may, from time to time in its sole
                     discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all dealers and predicated upon the amount of shares of the Portfolios sold by the dealer.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire shares of the Portfolio for their own accounts, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of the Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.

                           Shareholders who desire to purchase shares with cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                           The Trust will send shareholders a statement of
                     shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 4:30 p.m. Eastern time on each Business Day.

                     Financial institutions which purchase and redeem shares for the accounts of their customers may impose their own cut-off times for receipt of purchase and redemption requests directed through them.

                           Shareholders who desire to redeem shares of a
                     Portfolio must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Shareholders who desire to purchase or redeem shares
                     of the Portfolio after 2:00 p.m. Eastern time must contact the Transfer Agent one week in advance to establish the requisite operational requirements for late day trading. Even after these procedures are in place, investors are encouraged to execute as many trades as possible prior to 2:00 p.m. Eastern time.

                           Shareholders who wish to receive same-day acceptance
                     of investment in the Portfolio after 2:00 p.m. Eastern time must contact the Transfer Agent before 4:30 p.m. Eastern time to place the trade and must obtain a security code number for each trade. It is necessary to obtain a new security code number for each purchase placed in the Portfolio after 2:00 p.m. Eastern time. Security code numbers are assigned exclusively by means of telephone communications and are effective for one transaction only and may not be used more than once.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     For the Portfolio, the performance of Class A shares will normally be higher than that of Class B shares because of the additional shareholder servicing expenses charged Class B shares. Likewise, the performance on Class B shares will normally be higher than that of Class C or Class G shares because of the additional administrative services expenses charged to Class C shares and the additional distribution and shareholder servicing expenses charged to Class G shares.

                           From time to time, the Portfolio may advertise the
                     "current yield" and "effective yield" (also called "effective compound yield"). These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The "current yield" of the Portfolio refers to the income generated by a hypothetical investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," i.e., the income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                           The Portfolio may periodically compare its
                     performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS
OF THE PORTFOLIO
                     The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.
TAX STATUS
OF DISTRIBUTIONS
                     The Portfolio distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gains. The Portfolio provides annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by the Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month, will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Income received on direct U.S. Government obligations
                     is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular states.

                           With respect to investments in U.S. Treasury STRIPS,
                     which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the accreted interest on any such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in a taxable gain or loss.

                           The Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           Each sale, exchange, or redemption of Portfolio
                     shares is a taxable transaction to the shareholder.
GENERAL INFORMATION
                  ______________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Short-Duration Government Portfolio (formerly, Short-Term Government Portfolio), Intermediate-Duration Government Portfolio (formerly, Intermediate-Term Government Portfolio), GNMA Portfolio, Short-Duration Mortgage Portfolio (formerly, Short-Term Mortgage Portfolio), Corporate Daily Income Portfolio, Government Securities Daily Income Portfolio, Federal Securities Portfolio, Money Market Portfolio, Prime Obligation Portfolio, Government II Portfolio, Treasury Portfolio and

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
                     Treasury II Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under state and federal securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of The Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of monthly dividends. The dividends are determined and declared as a dividend for shareholders of record on the close of business on that day. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. The dividends on Class A shares are normally higher than those on Class B shares of the Portfolio because of the additional shareholder servicing expenses charged to Class B shares. Likewise, the dividends on Class B shares are normally higher than those on Class C or Class G shares of the Portfolio because of the additional administrative services expenses charged to Class C shares and the additional distribution and shareholder servicing expenses charged to Class G shares.
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     The Bank of New York, 48 Wall Street, New York, New York 10286, (a "Custodian"), serves as custodian and wire agent of the assets of the Money Market and Treasury

                     Portfolios. First Interstate Bank of Oregon, 1300 S.W. Fifth Street, Portland, Oregon 97208 (a "Custodian"), serves as custodian and wire agent of the assets of the Federal Securities Portfolio. CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian and wire agent of the assets of the Government Portfolio. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND RISK FACTORS
    ____________________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolio and the associated risk factors:
DEMAND INSTRUMENTS
                     Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable rate master demand notes.
ILLIQUID SECURITIES
                     Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with a demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities or durations of more than seven days in length.
REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date. The Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.
U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.
U.S. TREASURY STRIPS
                     STRIPS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. See also "Taxes."
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

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TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objective and Policies................          4
General Investment Policies......................          4
Investment Limitations...........................          5
The Manager......................................          6
The Adviser......................................          6
Distribution and Shareholder Servicing...........          7
Purchase and Redemption of Shares................          8
Performance......................................          9
Taxes............................................         10
General Information..............................         11
Description of Permitted Investments and Risk
 Factors.........................................         13

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